Exhibit 1



                            NUI CORPORATION
                      (a New Jersey corporation)
                        ____ Shares of Common Stock
                            (No Par Value)

                          PURCHASE AGREEMENT

                                                   Dated: September __, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
  as Representatives of the several Underwriters
c/o    Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith Incorporated
       North Tower
       World Financial Center
       New York, New York 10281-1209

Ladies and Gentlemen:

     NUI Corporation, a New Jersey corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch and Morgan Stanley & Co. Incorporated are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company, and the purchase by the Underwriters, acting severally and not jointly, of ___________ shares of Common Stock, no par value, of the Company (the "Common Stock") and the preferred share purchase rights attached thereto (the "Rights")(collectively, the "Initial Securities"), in the respective amounts set forth on Schedule A hereto, and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of _______ additional shares of Common Stock and the Rights attached thereto to cover over-allotments, if any (the "Option Securities"). The Initial Securities and the Option Securities, if any, are hereinafter called, collectively, the "Securities".

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-33791) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i)


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prepare and file a prospectus in accordance with the provisions of
Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations relating to additional shares of Common Stock and the Rights relating thereto is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated September 3, 1997 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     SECTION 1. Representations and Warranties.
                ------------------------------

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, and agrees with each Underwriter, as follows:

          (i)  Compliance with Registration Requirements. The Company meets
               -----------------------------------------
     the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration
     Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was filed with the Commission and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii)  Incorporated Documents. The documents incorporated or
                ----------------------
     deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the

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     other information in the Prospectus, at the date of the
     Prospectus and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


          (iii)  Independent Accountants. The accountants who certified
                 -----------------------
     the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv)  Financial Statements. The financial statements included
                --------------------
     or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes thereto, present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved except as disclosed therein. The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (v)  No Material Adverse Change in Business. Since the
               --------------------------------------
     respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the business, properties, financial condition or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business or those contemplated by the Registration Statement and Prospectus, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vi)  Good Standing of the Company. The Company has been duly
                ----------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of New Jersey and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; the Company is duly qualified as a foreign corporation to transact business and is in good standing in the States of Florida, Maryland, New York and North Carolina and the Commonwealth of Pennsylvania and the conduct of its business and the ownership or leasing of property by the Company does not make the qualification or licensing of the Company as a foreign corporation necessary in any other state or jurisdiction where failure so to qualify would result in a Material Adverse Effect.


          (vii)  No Significant Subsidiaries. There are no subsidiaries
                 ---------------------------
     of the Company which would be considered a "significant subsidiary" under Rule 405 of Regulation C under the 1933 Act.

          (viii)  Capitalization. The authorized, issued and outstanding
                  --------------
     Common Stock of the Company is as set forth in the Prospectus in the row entitled "Common Stock Outstanding on July 31, 1997" under the caption "Prospectus Summary - The Offering" in the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or director or employee benefit plans referred to or incorporated by reference in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of Common Stock was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (ix)  Authorization of Agreement. This Agreement has been duly
                --------------------------
     authorized, executed and delivered by the Company.

          (x)  Authorization and Description of Securities. The Securities
               -------------------------------------------
     to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Common Stock comprising a portion of the Securities will be validly issued and fully paid and non-assessable and the Rights will have been duly and validly issued; the Securities conform to all statements relating thereto contained or incorporated by reference in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Company.

          (xi)  Absence of Defaults and Conflicts. The Company is not in
                ---------------------------------
     violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration
     Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality, or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations where such violation could have a Material Adverse Effect.

          (xii)  Absence of Proceedings. There is no action, suit,
                 ----------------------
     proceeding or inquiry before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of this Agreement or the performance by the Company of its obligations hereunder.

          (xiii)  Absence of Further Requirements. The Florida Public
                  -------------------------------
     Service Commission, the Board of Public Utilities of the State of New Jersey and the Public Utility Commission of the Commonwealth of Pennsylvania have each issued appropriate orders or other authorizations with respect to the execution, delivery and performance by the Company of this Agreement and the issuance of the Common Stock comprising a portion of the Securities, and no other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters and except such as may be required in connection with the exercise of the Rights.

          (xiv) Possession of Licenses and Permits. The Company
                ----------------------------------
     possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xv)  Holding Company Act. Neither the Company nor any of its
                -------------------
     subsidiaries is a "holding company" or a subsidiary or affiliate of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

          (xvi)  Environmental Laws. Except as described in the
                 ------------------
     Registration Statement and except such violations as would not, singly or in the aggregate, result in a Material Adverse Effect,
     (A) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations, relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements,
     (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to any Hazardous Materials or the violation of any Environmental Laws.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or any subsidiary delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.
                ------------------------------------------

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional ______ shares of Common Stock and related Rights at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Reid & Priest LLP, West 57th Street, New York, NY 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. (Eastern Time) on the third (fourth, if the pricing of the Initial Securities occurs after 4:30 P.M. (Eastern
Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

     Payment shall be made to the Company by wire transfer in immediately available funds to an account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose payment has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern Time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any
Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933
Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which counsel for the Underwriters shall reasonably object in writing.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to each of the Representatives without charge, one signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) (with copies to counsel for the Underwriters) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (c) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may reasonably designate; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or to meet the requirements deemed by the Company to be unduly burdensome. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction, unless such statements or reports are deemed by the Company to be unduly burdensome, to continue such qualification in effect until the earlier of (i) six months from the effective date of the Registration Statement or any Rule 462(b) Registration Statement or (ii) the completion of the distribution of all of the Securities.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."


     (i) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

     (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or
(ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) any shares of Common Stock issued or options to purchase Common Stock or stock appreciation rights granted pursuant to existing employee benefit plans of the Company, (D) any shares of Common Stock or stock appreciation rights issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (E) any shares of Common Stock issued by the Company upon the exercise of the Rights.


     SECTION 4.  Payment of Expenses.
                 -------------------

     (a) Except as otherwise provided in the Agreement, the Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the reasonable fees and disbursements of counsel for the Underwriters in connection with the preparation of the Blue Sky Survey and any supplement thereto and the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto (not to exceed in the aggregate $5,000), (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities and
(x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

     (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or
Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.  Conditions of Underwriters' Obligations. The
                 ---------------------------------------
obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b)  Opinions of Counsel for Company. At Closing Time the
Representatives shall have received:

          (i) the favorable opinion, dated as of Closing Time, of Reid & Priest LLP, counsel for the Company, together with signed or reproduced copies of such letter for each of the other
     Underwriters substantially in the form set forth in Exhibit A-1 hereto.

          (ii) the favorable opinion, dated as of Closing Time, of James R. Van Horn, Esq., General Counsel and Secretary for the Company, together with signed or reproduced copies of such letter for each of the other Underwriters substantially in the form set forth in Exhibit A-2 hereto.

          (iii) the favorable opinion, dated as of Closing Time, of each of McWhirter, Reeves, McGlothlin, Davidson & Bakas, Piper & Marbury, Cullen & Dykman, Amos & Jeffries, LLP and Malatesta, Hawke, McKeon, local counsel to the Company, together with signed or reproduced copies of such letter for each of the other Underwriters and substantially in the form set forth in Exhibits A-3, A-4, A-5, A-6 and A-7 hereto, respectively.

     (c) Opinion of Counsel for Underwriters. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters substantially in the form set forth in Exhibit B hereto.

     (d) Officers' Certificate. At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no Material Adverse Effect, (ii) the representations and warranties in Section l
(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best knowledge of the Company, no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter dated such date, together with signed or reproduced copies of such letter for each of the other Underwriters substantially in the form set forth in Exhibit C hereto.

     (f)  Bring-down Comfort Letter. At Closing Time the
Representatives shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (g) Approval of Listing. At Closing Time the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

     (h) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

          (i)  Officers'Certificate. A certificate, dated such Date of
               --------------------
     Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof is true and correct as of such Date of Delivery.

          (ii)  Opinions of Counsel for Company. The favorable opinion
                -------------------------------
     of Reid & Priest, counsel for the Company, James R. Van Horn, Esq., General Counsel and Secretary for the Company, and McWhirter, Reeves, McGlothlin, Davidson & Bakas, Piper & Marbury, Cullen & Dykman, Amos & Jeffries, LLP and Malatesta, Hawke, McKeon, local counsel to the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii)  Opinion of Counsel for Underwriters. The favorable
                 -----------------------------------
     opinion of Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof

          (iv)  Bring-down Comfort Letter. A letter from Arthur
                -------------------------
     Andersen LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to

     Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (i) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (j)  Termination of Agreement. If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.
                 ---------------

     (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to
--------  -------
any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided further, however, that this indemnity shall not inure to the benefit of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, on account of any loss, liability, claim, damage or expense arising from the sale of the Securities to any person if a copy of the Prospectus, as the same may then be supplemented or amended, was not sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the alleged omission or alleged untrue statement was corrected in the Prospectus as so supplemented or amended at the time of such confirmation.

     (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may, subject to the proviso in the immediately succeeding sentence, assume the defense of such action with counsel chosen by it reasonably satisfactory to such indemnified parties in such action. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action; provided, however, that if such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party, then the indemnifying party may not assume the defense of such action and the fees and expenses of separate counsel for the indemnified parties shall be paid by the indemnifying parties. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such Settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

     SECTION 7.  Contribution. If the indemnification and hold harmless
                 -----------
provided for in Section 6 hereof is for any reason or to any extent unavailable to an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein (subject to the limitations contained therein), then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8.  Representations, Warranties and Agreements to Survive
                 -----------------------------------------------------
Delivery. All representations, warranties and agreements contained in
--------
this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.  Termination of Agreement.
                 ------------------------

     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by said exchange or by order of the Commission or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

     SECTION 10.  Default by One or More of the Underwriters. If one or
                  ------------------------------------------
more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters with the approval of the Company, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11.  Notices. All notices and other communications
                  -------
hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of General Counsel; notices to the Company shall be directed to it at 550 Route 202-206, Box 760, Bedminster, New Jersey 07921-0760, attention of Treasurer.

     SECTION 12.  Parties. This Agreement shall inure to the benefit of
                  -------
and be binding upon each of the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.
This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13.  GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE
                  ----------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14.  Effect of Headings. The Article and Section headings
                  ------------------
herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.


                                        Very truly yours,

                                        NUI CORPORATION


                                       By_________________________________
                                         Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch,  Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
  For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

By:   Merrill Lynch, Pierce, Fenner & Smith Incorporated

By_____________________________________________
               Authorized Signatory

                              SCHEDULE A
                                                                     NUMBER OF
                                                                      INITIAL
NAME OF UNDERWRITER                                                 SECURITIES
-------------------                                                 ----------
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Morgan Stanley & Co. Incorporated.................










                 TOTAL............................                  ==========





                             Schedule A-1

                              SCHEDULE B


                            NUI CORPORATION
                     ______ Shares of Common Stock
                            (No Par Value)



     1. The initial public offering price per share for the Securities, determined as provided in Section 2, shall be $ .

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $ , being an amount equal to the initial public offering price set forth above less $ per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in
Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.




                             Schedule B-1

                                                           EXHIBIT A-1



                     [Letterhead of Reid & Priest]

                                                           [Closing Date]

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
  as Representatives of the several Underwriters
c/o    Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith Incorporated
       North Tower
       World Financial Center
       New York, New York 10281-1209


Ladies and Gentlemen:

     We have acted as special counsel to NUI Corporation, a New Jersey corporation (the "Company"), in connection with the preparation, execution and delivery of the Purchase Agreement, dated September __, 1997, between the Company and you, as Representatives of the several Underwriters (the "Agreement"), relating to the offering of ___________ shares of the Company's Common Stock, no par value (such shares being hereinafter referred to as the "Common Stock"), and the preferred share purchase rights appurtenant thereto (the "Rights," the Common Stock and the Rights being collectively referred to herein as the "Securities") and the preparation and filing of a Registration Statement on Form S-3 (File No. 333-33791) (the "Registration Statement") relating to such offering. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     This opinion is rendered to you at the request of the Company in accordance with Section 5(b)(i) of the Agreement.

     We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1996 (the "Annual Report"), the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30, 1997, the Current Report on Form 8-K of the Company dated February 26, 1997 and the Registration Statement on Form 8-A dated December 1, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

     Based upon the foregoing and subject to the qualifications and limitations stated therein, we are of the opinion that:

          (i) The Agreement has been duly authorized, executed and delivered by the Company.

          (ii) The Common Stock has been duly and validly authorized and issued and is fully paid and non-assessable and free of statutory preemptive rights.

          (iii)  The Rights have been duly and validly issued.

          (iv) The Securities conform, as to legal matters, with the statements concerning them made under the heading "Description of Capital Stock" in the Prospectus.

          [(v) All approvals, authorizations, consents or orders of or filings with any commission, board, body, authority or agency required in connection with the issuance and sale of the Securities as contemplated by the Agreement have been obtained in all jurisdictions, except that we express no opinion as to any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters and except such as may be required in connection with the issuance of securities upon the exercise of the Rights.] [May need to adjust after reviewing local counsel opinions.]

          (vi) The Registration Statement has become effective under the Act and, to the best of our actual knowledge, no stop order has been issued or proceedings with respect thereto are pending or threatened under the Act.

          (vii) Neither the Company nor any of its subsidiaries is a "holding company" or a subsidiary of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain of its officers and employees, with other counsel for the Company, with your representatives and with representatives of Arthur Andersen LLP, the independent accountants who examined certain of the financial statements included in the Exchange Act Documents. We did not prepare the Exchange Act Documents. Based on our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above,
(i) we are of the opinion that the Registration Statement, as of the time such Registration Statement became effective, and the Prospectus, as of the date it was filed pursuant to Rule 424(b) under the Act, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of the time such Registration Statement became effective (including (i) the Exchange Documents filed under the Exchange Act at such date and (ii) the information deemed to be a part thereof pursuant to Rule 430A(b) under the Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that as of the date it was filed under Rule 424(b)(1) under the Act and on the date hereof, the Prospectus contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

     We are members of the Bar of the State of New York and do not hold ourselves out as experts on the laws of the States of Florida, Maryland, New Jersey, North Carolina or the Commonwealth of
Pennsylvania. Accordingly, in rendering this opinion, we have relied as to all matters governed by the laws of the States of Florida, Maryland, New Jersey, North Carolina and the Commonwealth of Pennsylvania, and as to all matters governed by the laws of the State of New York relating to the regulation of public utilities, upon the opinions of even date herewith addressed to you of James R. Van Horn, Esq., General Counsel and Secretary of the Company, and
                                                        ----------------.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation (other than the several Underwriters), without our prior written consent.

                                    Very truly yours,


                                    REID & PRIEST LLP

                                                           EXHIBIT A-2

        [Letterhead of James R. Van Horn, Esq., General Counsel
                     and Secretary of the Company]

                                                           [Closing Date]
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
  as Representatives of the several Underwriters
c/o    Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith Incorporated
       North Tower
       World Financial Center
       New York, New York 10281-1209

Ladies and Gentlemen:

     I am General Counsel and Secretary of NUI Corporation, a New Jersey corporation (the "Company"), and am delivering this opinion in connection with the Purchase Agreement, dated September __, 1997, between the Company and you, as Representatives of the several Underwriters (the "Agreement"), relating to the offering of ___________ shares of the Company's Common Stock, no par value (such shares being hereinafter referred to as the "Common Stock"), and the preferred share purchase rights appurtenant thereto (the "Rights", the Common Stock and the Rights being collectively referred to herein as the "Securities") pursuant to a Registration Statement on Form S-3 (File No. 333-33791) (the "Registration Statement"). All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     This opinion is rendered to you at the request of the Company in accordance with Section 5(b)(ii) of the Agreement.

     I have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1996 (the "Annual Report"), the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30, 1997, the Current Report on Form 8-K of the Company dated February 26, 1997 and the Registration Statement on Form 8-A dated December 1, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, I have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which I have examined a specimen), and upon originals or copies, certified or otherwise identified to my satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of such latter documents.

     Based upon the foregoing and subject to the qualifications and limitations stated therein, I am of the opinion that:

          1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey.

          2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

          3. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the States of Florida, Maryland, New York and North Carolina and the Commonwealth of Pennsylvania and in each such state or jurisdiction to conduct the business in which it is engaged in such state or jurisdiction and to own, lease and operate the properties used by it in such business; the conduct of its business and, the ownership or leasing of property by the Company does not make the qualification or licensing of the Company as a foreign corporation necessary in any other state or jurisdiction where failure so to qualify would result in a Material Adverse Effect.

          4. The Agreement has been duly authorized, executed and delivered by the Company.

          5. The Securities conform, as to legal matters, with the statements concerning them made under the heading "Description of Capital Stock" in the Prospectus.

          6. The Common Stock has been duly and validly authorized and issued and is fully paid and non-assessable and free of statutory and contractual preemptive rights.

          7. The Rights have been duly and validly authorized and issued.

          8. [All approvals, authorizations, consents or orders of or filings with any commission, board, body, authority or agency required in connection with the issuance and sale of the Securities as contemplated by the Agreement have been obtained in all jurisdictions, except that I express no opinion as to any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters and except such as may be required in connection with the issuance of securities upon the exercise of the Rights.] [May need to adjust after reviewing local counsel opinions.]

          9. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or result in a violation of any provisions of the Amended and Restated Certificate of Incorporation, as amended, or by-laws of the Company,
(ii) conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), or (iii) result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations.

          10. To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the Agreement or the performance by the Company of its obligations thereunder.

     I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility thereof or, except as and to the extent set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), I participated in conferences with certain of its officers and employees, with other counsel for the Company, with your representatives and with representatives of Arthur Andersen LLP, the independent accountants who examined certain of the financial statements included in the Exchange Act Documents. Based on my examination of the Registration Statement, the Prospectus and the Exchange Act Documents, my investigations made in connection with the preparation of the Registration Statement and the Prospectus and the Exchange Act Documents and my participation in the conferences referred to above, I have no reason to believe that the Registration Statement, as of the time such Registration Statement became effective (including (i) the Exchange Act Documents filed under the Exchange Act at such date and (ii) the information deemed to be a part thereof pursuant to Rule 430A(b) under the Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that as of the date it was filed under Rule 424(b)(1) under the Act and on the date hereof, the Prospectus contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case I express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in Registration Statement, the Prospectus or the Exchange Documents.

     I am a member of the Bar of the State of New Jersey and do not hold myself out as an expert on the laws of the States of Florida, Maryland, New York, North Carolina or the Commonwealth of Pennsylvania. Accordingly, in rendering this opinion, I have relied, as to all matters governed by the laws of the States of Florida, Maryland, New York, North Carolina and the Commonwealth of Pennsylvania, upon the opinions of even date herewith addressed to you of _____________________.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied on or furnished to any other person, firm or corporation (other than the several Underwriters), other than Reid & Priest LLP, special counsel to the Company and Winthrop, Stimson, Putnam & Roberts, counsel to the Underwriters, to the extent set forth in their opinions of even date herewith addressed to you, without my prior written consent.

                                  Very truly yours,


                                 James R. Van Horn, Esq.
                                 General Counsel and
                                   Secretary

                                                           EXHIBIT A-3

    [Letterhead of McWhirter, Reeves, McGlothlin, Davidson & Bakas or other Florida Counsel reasonably acceptable to the Representatives]


                                                           [Closing Date]
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner
     & Smith Incorporated
     North Tower
     World Financial Center
     New York, New York 10281-1209

Ladies and Gentlemen:

     We have acted as special Florida counsel to NUI Corporation, a New Jersey corporation (the "Company"), in connection with the preparation, execution and delivery of the Purchase Agreement, dated September __, 1997, between the Company and you, as Representatives of the several Underwriters (the "Agreement"), relating to the offering of___________ shares of the Company's Common Stock, no par value
(such shares being hereinafter referred to as the "Common Stock"), and the preferred share purchase rights appurtenant thereto (the "Rights," the Common Stock and the Rights being collectively referred to herein as the "Securities") and the preparation and filing of a Registration Statement on Form S-3 (File No. 333-33791) (the "Registration Statement") relating to such offering. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1996 (the "Annual Report"), the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30,1997, the Current Report on Form 8-K of the Company dated February 26, 1997 and the Registration Statement on Form 8-A dated December 1, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

     Based upon the foregoing and subject to the qualifications and limitations stated therein, we are of the opinion that:

          1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Florida and has full power and authority under the laws of the State of Florida to transact the business in which it is engaged in the State of Florida and to own, lease and operate the properties used by it in such business.

          2. The Florida Public Service Commission has issued appropriate orders with respect to authorizing the execution, delivery and performance by the Company of the Agreement and the Common Stock and no other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any governmental authority or agency is necessary or required under the laws of the State of Florida for the performance by the Company of its obligations under the Agreement, in connection with the offering, issuance or sale of the Securities under the Agreement or the consummation of the transactions contemplated thereby; provided, however, we express no opinion with respect to (i) the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction of the United States of America or (ii) the necessity for any other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any governmental authority or agency in connection with the issuance of securities upon the exercise of the Rights.

                           Very truly yours,


                           MCWHIRTER, REEVES, MCGLOTHLIN,
                           DAVIDSON & BAKAS

                                                           EXHIBIT A-4

       [Letterhead of Piper & Marbury or other Maryland Counsel reasonably acceptable to the Representatives]

                                                           [Closing Date]
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
  as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner
     & Smith Incorporated
     North Tower
     World Financial Center
     New York, New York 10281-1209

Ladies and Gentlemen:

     We have acted as special Maryland counsel to NUI Corporation, a New Jersey corporation (the "Company"), in connection with the preparation, execution and delivery of the Purchase Agreement, dated September __, 1997, between the Company and you, as Representatives of the several Underwriters (the "Agreement"), relating to the offering of ___________ shares of the Company's Common Stock, no par value (such shares being hereinafter referred to as the "Common Stock"), and the preferred share purchase rights appurtenant thereto (the "Rights," the Common Stock and the Rights being collectively referred to herein as the "Securities") and the preparation and filing of a Registration Statement on Form S-3 (File No. 333-33791) (the "Registration Statement") relating to such offering. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

         We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1996 (the "Annual Report"), the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30, 1997, the Current Report on Form 8-K of the Company dated February 26, 1997 and the Registration Statement on Form 8-A dated December 1, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

     Based upon the foregoing and subject to the qualifications and limitations stated therein, we are of the opinion that:

          1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Maryland and has full power and authority under the laws of the State of Maryland to transact the business in which it is engaged in the State of Maryland and to own, lease and operate the properties used by it in such business.

          2. No approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of Maryland in connection with the filing of the Registration Statement, the execution and delivery of the Agreement or the issuance and sale of the Securities, or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to (i) the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction of the United States of America or (ii) the necessity for any other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any governmental authority or agency in connection with the issuance of securities upon the exercise of the Rights.

                                           Very truly yours,


                                           PIPER & MARBURY

                                                           EXHIBIT A-5

       [Letterhead of Cullen & Dykman or other New York Counsel reasonably acceptable to the Representatives]


                                                           [Closing Date]
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
  as Representatives of the several Underwriters
c/o    Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith Incorporated
       North Tower
       World Financial Center
       New York, New York 10281-1209

Ladies and Gentlemen:

     We have acted as special New York counsel to NUI Corporation, a New Jersey corporation (the "Company"), in connection with the preparation, execution and delivery of the Purchase Agreement, dated September __, 1997, between the Company and you, as Representatives of the several Underwriters (the "Agreement"), relating to the offering of ___________ shares of the Company's Common Stock, no par value (such shares being hereinafter referred to as the "Common Stock"), and the preferred share purchase rights appurtenant thereto (the "Rights," the Common Stock and the Rights being collectively referred to herein as the "Securities") and the preparation and filing of a Registration Statement on Form S-3 (File No. 333-33791) (the "Registration Statement") relating to such offering. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1996 (the "Annual Report"), the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30, 1997, the Current Report on Form 8-K of the Company dated February 26, 1997 and the Registration Statement on Form 8-A dated December 1, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

     Based upon the foregoing and subject to the qualifications and limitations stated therein, we are of the opinion that:

          1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of New York and has full power and authority under the laws of the State of New York to transact the business in which it is engaged in the State of New York and to own, lease and operate the properties used by it in such business.

          2. No approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of New York in connection with the execution, delivery and performance of the Agreement or the consummation of the transactions contemplated thereby or the issuance and sale of the Securities; provided, however, that we express no opinion with respect to (i) the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction of the United States of America or (ii) the necessity for any other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any governmental authority or agency in connection with the issuance of securities upon the exercise of the Rights.

                                        Very truly yours,


                                        CULLEN & DYKMAN

                                                           EXHIBIT A-6

             [Letterhead of Amos & Jeffries, LLP or other
 North Carolina Counsel reasonably acceptable to the Representatives]

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
  as Representatives of the several Underwriters
c/o    Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith Incorporated
       North Tower
       World Financial Center
       New York, New York 10281-1209


                                                           [Closing Date]
Ladies and Gentlemen:

     We have acted as special North Carolina counsel to NUI Corporation, a New Jersey corporation (the "Company"), in connection with the preparation, execution and delivery of the Purchase Agreement, dated September__, 1997, between the Company and you, as Representatives of the several Underwriters (the "Agreement"), relating to the offering of _______ shares of the Company's Common Stock, no par value (such shares being hereinafter referred to as the "Common Stock"), and the preferred share purchase rights appurtenant thereto (the "Rights," the Common Stock and the Rights being collectively referred to herein as the "Securities") and the preparation and filing of a Registration Statement on Form S-3 (File No. 333-33791) (the "Registration Statement") relating to such offering. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1996 (the "Annual Report"), the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30, 1997, the Current Report on Form 8-K of the Company dated February 26, 1997 and the Registration Statement on Form 8-A dated December 1, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

     Based upon the foregoing and subject to the qualifications and limitations stated therein, we are of the opinion that:


          1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of North
Carolina and has full power and authority under the laws of the State of North Carolina to transact the business in which it is engaged in the State of North Carolina and to own, lease and operate the properties used by it in such business.

          2. No approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of North Carolina in connection with the execution, delivery and performance of the Agreement or the consummation of the transactions contemplated thereby or the issuance and sale of the Securities; provided, however, that we express no opinion with respect to (i) the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction of the United States of America or (ii) the necessity for any other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any governmental authority or agency in connection with the issuance of securities upon the exercise of the Rights.


                                     Very truly yours,


                                     AMOS & JEFFRIES, LLP

                                                           EXHIBIT A-7

     [Letterhead of Malatesta, Hawke, McKeon or other Pennsylvania
         Counsel reasonably acceptable to the Representatives]


                                                           [Closing Date]

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith  Incorporated
MORGAN STANLEY & CO. INCORPORATED
  as Representatives of the several Underwriters
c/o   Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith Incorporated
      North Tower
      World Financial Center
      New York, New York 10281-1209

Ladies and Gentlemen:

     We have acted as special Pennsylvania counsel to NUI Corporation, a New Jersey corporation (the "Company"), in connection with the preparation, execution and delivery of the Purchase Agreement, dated September __, 1997, between the Company and you, as Representatives of the several Underwriters (the "Agreement"), relating to the offering of ___________ shares of the Company's Common Stock, no par value (such shares being hereinafter referred to as the "Common Stock"), and the preferred share purchase rights appurtenant thereto (the "Rights," the Common Stock and the Rights being collectively referred to herein as the "Securities") and the preparation and filing of a Registration Statement on Form S-3 (File No. 333-33791) (the "Registration Statement") relating to such offering. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1996 (the "Annual Report"), the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30, 1997, the Current Report on Form 8-K of the Company dated February 26, 1997 and the Registration Statement on Form 8-A dated December 1, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

     Based upon the foregoing and subject to the qualifications and limitations stated therein, we are of the opinion that:

          1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the Commonwealth of Pennsylvania and has full power and authority under the laws of the Commonwealth of Pennsylvania to transact the business in which it is engaged in the Commonwealth of Pennsylvania and to own, lease and operate the properties used by it in such business.

          2. The Public Utility Commission of the Commonwealth of Pennsylvania has issued the appropriate Secretarial Letter with respect to the execution, delivery and performance by the Company of the Agreement and the issuance and sale of the Common Stock, and no other approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the Commonwealth of Pennsylvania in connection with the execution, delivery and performance of the Agreement or the consummation of the transactions contemplated thereby or the issuance and sale of the Securities; provided, however, that we express no opinion with respect to (i) the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction of the United States of America or (ii) the necessity for any other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any governmental authority or agency in connection with the issuance of securities upon the exercise of the Rights.

                                         Very truly yours,


                                         MALATESTA, HAWKE, MCKEON

                                                             EXHIBIT B


          [Letterhead of Winthrop, Stimson, Putnam & Roberts]


                                                           [Closing Date]
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith  Incorporated
MORGAN STANLEY & CO. INCORPORATED
  as Representatives of the several Underwriters
c/o   Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith Incorporated
      North Tower
      World Financial Center
      New York, New York 10281-1209

Ladies and Gentlemen:

     We have acted as counsel to you, as Representatives of the several Underwriters under the Purchase Agreement, dated September __, 1997, between NUI Corporation, a New Jersey corporation (the
"Company") and you (the "Agreement"), relating to the offering of _______ shares of the Company's Common Stock, no par value (such shares being hereinafter referred to as the "Common Stock"), and the preferred share purchase rights appurtenant thereto (the "Rights," the Common
Stock and the Rights being collectively referred to herein as the "Securities") and the preparation and filing of a Registration
Statement on Form S-3 (File No. 333-33791) (the "Registration
Statement") relating to such offering. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1996 (the "Annual Report"), the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30, 1997, the Current Report on Form 8-K of the Company dated February 26, 1997 and the Registration Statement on Form 8-A dated December 1, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

     Based upon the foregoing and subject to the qualifications and limitations stated therein, we are of the opinion that:

          1. The Agreement has been duly authorized, executed and delivered by the Company.

          2. The Common Stock has been duly and validly authorized and issued and is fully paid and non-assessable.

          3. The Securities conform, as to legal matters, with the statements concerning them made under the heading "Description of Capital Stock" in the Prospectus.

          4. The Registration Statement, as of the time such Registration Statement became effective, and the Prospectus, as of the date it was filed pursuant to Rule 424(b) under the Act, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder except that we express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectus.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 3 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain of its officers and employees, with other counsel for the Company, with your representatives and with representatives of Arthur Andersen LLP, the independent accountants who examined certain of the financial statements included in the Exchange Act Documents. We did not prepare the Exchange Act Documents. Based on our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, we have no reason to believe that the Registration Statement, as of the time such Registration Statement became effective (including (i) the Exchange Documents filed under the Exchange Act at such date and
(ii) the information deemed to be a part thereof pursuant to Rule 430A(b) under the Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that as of the date it was filed under Rule 424(b)(1) under the Act and on the date hereof, the Prospectus contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

     We are members of the Bar of the State of New York and do not hold ourselves out as experts on the laws of the States of Florida, Maryland, New Jersey, North Carolina or the Commonwealth of Pennsylvania. Accordingly, in rendering this opinion, we have relied as to all matters governed by the laws of the States of Florida, Maryland, New Jersey, North Carolina and the Commonwealth of Pennsylvania, upon the opinions of even date herewith addressed to you of James R. Van Horn, Esq., General Counsel and Secretary of the Company, and ______________________. We have reviewed such opinions and believe that such opinions are satisfactory and that you and we are justified in relying thereon.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation (other than the several Underwriters), without our prior written consent.

                                      Very truly yours,


                                      WINTHROP, STIMSON PUTNAM & ROBERTS

                                                             EXHIBIT C

    [FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(g)]



September __, 1997

MERRILL LYNCH & CO.
Morgan Stanley & Co. Incorporated
  as Representatives of the several Underwriters
c/o   Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith Incorporated
      North Tower
      World Financial Center
      New York, New York 10281-1209

Board of Directors
NUI Corporation
P.O. Box 760
Bedminster, New Jersey  07921


Dear Sirs:

We have audited the consolidated balance sheets of NUI Corporation (the company) and subsidiaries as of September 30, 1996 and 1995, and the consolidated statements of income, cash flows and shareholders' equity for each of the three years in the period ended September 30, 1996, and the related financial statement schedule, all included in the company's annual report on Form 10-K for the year ended September 30, 1996, and incorporated by reference in the registration statement (no. 333- 33791) on Form S-3 filed by the company under the Securities Act of 1933 (the Act); our reports with respect thereto are also incorporated by reference in that registration statement.

In connection with the registration statement:

1. We are independent certified public accountants with respect to the company within the meaning of the Act and the applicable published rules and regulations thereunder.

2. In our opinion, the consolidated financial statements and financial statement schedule audited by us and incorporated by reference in the registration statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 and the related published rules and regulations.

3. We have not audited any financial statements of the company as of any date or for any period subsequent to September 30, 1996; although we have conducted an audit for the year ended September 30, 1996, the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the consolidated financial statements as of September 30, 1996, and for the year then ended, but not the consolidated financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the unaudited consolidated balance sheet as of December 31, 1996, March 31, 1997 and June 30, 1997, the unaudited consolidated statements of income for the three and twelve-month periods ended December 31, 1996 and 1995 and the three, six, and twelve-month periods ended June 30, 1997 and 1996 and the unaudited consolidated statement of cash flows for the three and twelve-month periods ended December 31, 1996 and 1995 and the six and twelve-month periods ended June 30, 1997 and 1996, included in the company's quarterly reports on Form 10-Q for the quarters ended December 31, 1996, March 31, 1997 and June 30, 1997 and incorporated by reference in the registration statement, or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to September 30, 1996.

4. For purposes of this letter, we have read the 1996 and 1997 minutes of the meetings of the board of directors of the company as set forth in the minute books at _____ __, 1997, officials of the company having advised us that the minutes of all such meetings through that date were set forth therein; we have carried out other procedures to _____ __, 1997, as follows (our work did not extend to the period from _____ __, 1997, to _____ __, 1997, inclusive): with respect to the three and twelve-month periods ended December 31, 1996 and 1995 and the three, six and twelve-month periods ended June 30, 1997 and 1996, we have --

          (i) Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in the SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated financial statements for these periods, described in 3, included in the Company's quarterly reports on Form 10-Q for the quarters ended December 31, 1996, March 31, 1997 and June 30, 1997, incorporated by reference in the registration statement.

          (ii) Inquired of certain officials of the company who have responsibility for financial and accounting matters whether the unaudited condensed consolidated financial statements referred to in (i): (1) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the registration statement, and (2) comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related published rules and regulations.

     The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations regarding the sufficiency of the foregoing procedures for your purposes. Had we performed additional procedures or had we conducted an audit, other matters might have come to our attention that would have been reported to you.

5. Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that -

          (i) Any material modifications should be made to the unaudited condensed consolidated financial statements described in 3, incorporated by reference in the registration statement, for them to be in conformity with generally accepted accounting principles.

          (ii) The unaudited condensed consolidated financial statements described in 3 do not comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related published rules and regulations.

6. Company officials have advised us that no financial statements as of any date or for any period subsequent to June 30, 1997, are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after June 30, 1997, have, of necessity, been even more limited than those with respect to the periods referred to in 4. We have inquired of certain officials of the company who have responsibility for financial and accounting matters whether (a) at _______ ___, 1997, there was any change in the capital stock (other than any change attributable to the dividend reinvestment plan or stock option and other employee and officer benefit plans), increase in long-term debt or any decrease in stockholders' equity (other than any decrease attributable to the declaration of a dividend) of the company as compared with amounts shown on the June 30, 1997, unaudited consolidated balance sheet incorporated by reference in the registration statement, or (b) for the period from July 1, 1997, to ________ ___, 1997, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues or in the total per-share amounts of net income. On the basis of these inquiries and our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there was any such change, increase, or decrease, except in all instances for changes, increases or decreases that the registration statement discloses have occurred or may occur.

7. For purposes of this letter, we have also read the items identified by you on the attached copy of the registration statement (including items incorporated by reference) and the prospectus, and have performed additional procedures, which were applied as indicated in Schedule A attached hereto, with respect to the items so identified and described.

8. Our audit of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above, and, accordingly, we express no opinion thereon.

9. It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in the preceding paragraph; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed above. Further, we have addressed ourselves solely to the foregoing data as set forth in the registration statement and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.

10. This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the company in connection with the offering of the securities covered by the registration statement, and it is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any purpose, including but not limited to the registration, purchase, or sale of securities, nor is to be filed with or referred to in whole or in part in the registration statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the registration statement.

Very truly yours,



ARTHUR ANDERSEN LLP